UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
DIRECTED ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081

(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          We are furnishing this report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on May 10, 2007.
          The information in this report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
          We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
          The text included with this report is available on our website located at www.directed.com, although we reserve the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.
(b)	Pro Forma Financial Information.

Not applicable.
(c)	Shell Company Transactions.

Not applicable.
(d)	Exhibits.

Exhibit
Number

99.1	Press release from Directed Electronics, Inc., dated May 10, 2007, entitled “Directed Electronics Reports First Quarter 2007 Results”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTED ELECTRONICS, INC.
Date: May 10, 2007	By:	/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Press release from Directed Electronics, Inc., dated May 10, 2007, entitled “Directed Electronics Reports First Quarter 2007 Results”